SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 10, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                    File No. 1-8009             36-3060977
(State of incorporation)    (Commission File Number)    (IRS Employer
                                                         Identification No.)




6718 West Plank Road, Peoria, Illinois                   61604
(Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code:    (309) 697-4400





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Item 5.  OTHER EVENTS

On January 11, 2002, ROHN Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.2.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS

               (c)         Exhibits


                           Exhibit 99.1 Cautionary statement regarding
                                        risks and uncertainties relating to
                                        our forward looking statements
                                        (incorporated herein by reference to
                                        Exhibit 99.1 to ROHN's Annual Report
                                        on Form 10-K for the fiscal year ended
                                        December 31, 2000)

                           Exhibit 99.2 Press Release, dated January 11,
                                        2002, issued by ROHN Industries, Inc.

                           Exhibit 99.3 Fourth Amendment and Waiver to
                                        Credit Agreement, dated as of January
                                        8, 2002, among ROHN Industries, Inc.,
                                        certain of its subsidiaries, LaSalle
                                        Bank, N.A., as administrative agent,
                                        National City Bank, as syndication
                                        agent, and the lenders listed therein

                           Exhibit 99.4 Side Letter, dated January 10,
                                        2002, among ROHN Industries, Inc.,
                                        certain of its subsidiaries, LaSalle
                                        Bank, N.A. and National City Bank



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ROHN INDUSTRIES, INC.



Dated:  January 11, 2002          By:   /s/ Brian B. Pemberton
                                        ----------------------------------
                                        Brian B. Pemberton
                                        President and Chief Executive Officer